                                                                    Exhibit 10.5

THIS INSTRUMENT PREPARED BY
AND SHOULD BE RETURNED TO:

Robert P. Saltsman, Esq.
ROBERT P. SALTSMAN, P.A.
222 W. Comstock Avenue, Suite 210
Post Office Box 2146
Winter Park, FL 32790
(407) 647-2899


Property Appraiser Parcel (Folio) Identification No.(s):

                                                     For Recording Purposes Only


                                   MORTGAGE
                                   --------

     THIS MORTGAGE (hereinafter referred to as the "Mortgage") executed as of the ____ day of ________, 1998, by JAMES P. CRAWFORD AND KATHLEEN B. CRAWFORD, husband and wife, whose post office address is 436 West Landstreet Road, Orlando, Florida 32824 (hereinafter together to as "Mortgagor"), to CRAWFORD EQUIPMENT & ENGINEERING COMPANY, a Florida corporation, whose post office address is 436 West Landstreet Road, Orlando, Florida 32824 (hereinafter collectively referred to as the "Mortgagee").


                                  WITNESSETH:
                                  -----------

     THAT for good and valuable consideration and in consideration of the aggregate sum named in the Mortgage Note of even date hereinafter described, the Mortgagor hereby grants, bargains, sells, aliens, remises, conveys and confirms unto the Mortgagee all the certain land (the "Property") of which the Mortgagor is now seized and in possession situate in Orange County, Florida, as more particularly described as follows:

     Lots 41 and 42, West of the Drainage Canal, Sphalers Addition to Prosper Colony, as recorded in Plat Book "F", Page 94, of the Public Records of Orange County, Florida.

     TO HAVE AND TO HOLD the same, together with the tenements, hereditaments and appurtenances thereto belonging, and the rents, issues and profits thereof, unto the Mortgagee, in fee simple.

     AND the Mortgagor covenants with the Mortgagee that the Mortgagor is indefeasibly seized of the Property in fee simple; that the Mortgagor has good right and lawful authority to convey the Property as aforesaid; that the Mortgagor will make such further assurances to perfect the fee simple title to the Property in the Mortgagee as may reasonably be required; that the Mortgagor hereby fully warrants the title to the Property and will defend the same against the lawful claims of all persons whomsoever, and that the Property is free and clear of all encumbrances except taxes subsequent to December 31, 1997, and easements and restrictions imposed of record, if any.

     PROVIDED ALWAYS, that if said Mortgagor shall pay unto said Mortgagee that certain Mortgage Note (hereinafter referred to as the "Note"), a copy of which is attached hereto as Exhibit "A" and shall perform, comply with and abide by each and every the agreements, stipulations, conditions and covenants thereof, and of this Mortgage, then this Mortgage, and the estate hereby created, shall cease, terminate and be null and void.

     AND the Mortgagor hereby further covenants and agrees to pay promptly when due the principal and interest and other sums of money provided for in the Note and this Mortgage, or either, to pay all and singular the taxes, assessments, levies, liabilities, obligations, and encumbrances of every nature on said property; to permit, commit or suffer no waste, impairment or deterioration of the Property or the improvements thereon at any time; to pay all costs, charges, and expenses, including attorneys' fees and title searches, reasonably incurred or paid by the Mortgagee because of the failure of the Mortgagor to promptly and fully comply with the agreements, stipulations, conditions and covenants of the Note and this Mortgage, or either; to perform, comply with and abide by each and every the agreements, stipulations, conditions and covenants set forth in the Note and this Mortgage, or either. In the event the Mortgagor fails to pay when due any tax, assessment, or other sum of money payable by virtue of the Note and Mortgage, or either, the Mortgagee may pay the same, without waiving or affecting the option to foreclose or any other right hereunder, and all such payments shall bear interest from the date thereof at the highest lawful rate then allowed by the laws of the State of Florida.

     AND the Mortgagor hereby further covenants to keep the buildings now or hereafter erected on the Property insured as may be required by the Mortgagee against loss by fire and other hazards, casualties, and contingencies, in amounts and in companies and for periods as Mortgagee shall require. Upon failure to so insure, Mortgagee may have insurance written and pay the premium. If this occurs, the principal sum secured by this Mortgage together with the amount paid by the Mortgagee for insurance shall at Mortgagee's option immediately become due and payable. Mortgagor will give Mortgagee immediate notice by mail of any fire, damage, or other casualty to the Property or of any conveyance, transfer, or change of ownership of the Property. If the Property or any part thereof is damaged by fire or other hazard, the amounts paid by any insurance company pursuant to the contract of insurance shall, to the extent of the indebtedness then remaining unpaid, be paid to Mortgagee and, at Mortgagee's option, may be applied to the debt or released for the repair or rebuilding of the Property.

     If any sum of money herein referred to be not promptly paid within ten (10) days next after the same becomes due, or if each and every the agreements, stipulations, conditions and covenants of the Note and this Mortgage, or either, are not fully performed, complied with and abided by or any prior mortgage on the Property, then the entire sum mentioned in the Note, and this Mortgage or the entire balance unpaid thereon, shall forthwith or thereafter, at the option of the Mortgagee, become and be due and payable anything in the Note or herein to the contrary notwithstanding. Failure by the Mortgagee to exercise any of the rights or options herein provided shall nor constitute a waiver of any rights or options under the Note or this Mortgage accrued or thereafter accruing.

        Mortgagor shall have the right to prepay all or any portion of the unpaid balance of the indebtedness hereunder at any time without penalty as more particularly described in the Note.

        IN WITNESS WHEREOF, the Mortgagor has caused these presents to be executed in manner and form sufficient to bind it as of the day and year first above written.

Signed, sealed and delivered
in the presence of:

Sign:
     --------------------------                 ---------------------------
Print:                                          JAMES P. CRAWFORD
      -------------------------
                                                436 West Landstreet Road
Sign:                                           Orlando, FL  32824
     --------------------------
Print:
      -------------------------

Sign:
     --------------------------                 ---------------------------
Print:                                          KATHLEEN B. CRAWFORD
      -------------------------
                                                436 West Landstreet Road
Sign:                                           Orlando, FL  32824
     --------------------------
Print:
      -------------------------


STATE OF FLORIDA
COUNTY OF ORANGE

        The foregoing instrument was acknowledged before me this _______ day of _________, 1998, by James P. Crawford.

[_] Personally known to me.
[_] Produced identification:                   ---------------------------
  Type:                                         Notary Public
       ------------------------


STATE OF FLORIDA
COUNTY OF ORANGE

        The foregoing instrument was acknowledged before me this ______ day of _________, 1998, by Kathleen B. Crawford.

[_] Personally known to me.
[_] Produced identification:                   ---------------------------
  Type:                                         Notary Public
       ------------------------

                                PROMISSORY NOTE

$750,000.00                                                     Orlando, Florida
                                                              ____________, 1998


        FOR VALUE RECEIVED, the undersigned promise to pay to the order of CRAWFORD EQUIPMENT & ENGINEERING COMPANY, a Florida corporation, at 436 West Landstreet Road, Orlando, Florida 32824, or at such other place and to such other person or persons as the holder of this Promissory Note may designate in writing from time to time, the principal sum of SEVEN HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($750,000.00), with interest thereon at the rate of Eight Percent (8%) interest per annum on the unpaid principal for the term of Twenty (20) years from the date hereof as follows:

        A. Principal and interest shall be due and payable in equal monthly payments of SIX THOUSAND TWO HUNDRED SEVENTY THREE AND 30/100 DOLLARS ($6,273.30) commencing on __________, 1998, and each consecutive month thereafter for the term of Twenty (20) years, until paid in full.

        Privilege is reserved by the Makers hereof to prepay all or any portion of the outstanding principal balance of this Note at any time without premium, penalty or fee.

        This Note is secured by that certain Mortgage on real estate, of even date herewith, made by the Makers hereof in favor of the said Payee, the terms and conditions of which are incorporated herein by this reference, and this Note shall be construed and enforced according to the laws of the State of Florida and in accordance with the terms of said Mortgage.

        In the event of a default by Makers in the payment of the installments hereunder for fifteen (15) days continuing after the due date of an installment, the Payee shall have the option to accelerate the balance due and payable and to declare the entire remaining balance due and payable at that time. If Makers shall default under this Note and if this Note is placed in the hands of an attorney at law for collection, the undersigned agree to pay all costs of collection, including reasonable attorney's fees, whether suit be brought or not, and if suit be brought, then to further pay all costs and expenses, including attorney's fees, in any appellate proceeding.

        Except as otherwise provided herein, all payments shall be applied first to principal then to accrued interest.

        The undersigned waives presentment, protest and notice of dishonor.

        This Promissory Note sets forth the entire understanding and agreement between the parties hereto in regard to the matters herein, and it may not be amended, changed or modified except by an instrument in writing executed by the party to be charged by said amendment, change or modification.




                                          -------------------------------
                                          JAMES P. CRAWFORD


                                          -------------------------------
                                          KATHLEEN B. CRAWFORD



Makers' Address:

436 West Landstreet Road
Orlando, Florida 32824

        Mortgagor shall have the right to prepay all or any portion of the unpaid balance of the indebtedness hereunder at any time without penalty as more particularly described in the Note.

        IN WITNESS WHEREOF, the Mortgagor has caused these presents to be executed in manner and form sufficient to bind it as of the day and year first above written.

Signed, sealed and delivered
in the presence of:

Sign:                                           /s/ James P. Crawford
     --------------------------                 ---------------------------
Print:                                          JAMES P. CRAWFORD
      -------------------------
                                                436 West Landstreet Road
Sign:                                           Orlando, FL  32824
     --------------------------
Print:
      -------------------------

Sign:                                           /s/ Kathleen B. Crawford
     --------------------------                 ---------------------------
Print:                                          KATHLEEN B. CRAWFORD
      -------------------------
                                                436 West Landstreet Road
Sign:                                           Orlando, FL  32824
     --------------------------
Print:
      -------------------------


STATE OF FLORIDA
COUNTY OF ORANGE

        The foregoing instrument was acknowledged before me this _______ day of _________, 1998, by James P. Crawford.

[_] Personally known to me.
[_] Produced identification:                   ---------------------------
  Type:                                         Notary Public
       ------------------------


STATE OF FLORIDA
COUNTY OF ORANGE

        The foregoing instrument was acknowledged before me this ______ day of _________, 1998, by Kathleen B. Crawford.

[_] Personally known to me.
[_] Produced identification:                   ---------------------------
  Type:                                         Notary Public
       ------------------------


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